                                                                    EXHIBIT 23.6


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Amendment No. 1 to Form S-3 registration statement No. 333-52092 of our report, which includes a matter of emphasis, dated April 14, 2000, included in the STAR Telecommunications, Inc.'s Form 10-K/A for the year ended December 31, 1999 and to all reference to our Firm included in this registration statement.


                                             /s/ ARTHUR ANDERSEN LLP

Los Angeles, California
December 18, 2000